UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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The Management Network Group, Inc.

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THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the “Company”), will be held on June 12, 2008, at 9:00 a.m. local time, at the Doubletree Hotel Overland Park, 10100 College Boulevard, Overland Park, Kansas 66210, to consider and vote upon the following matters:

1. The election of the Company’s two nominees as Class III directors to serve for a term of three years expiring at the 2011 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2009.

3. The consideration of such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on April 23, 2008, are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

You are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone as provided on the proxy. You may attend the meeting and vote in person even if you have returned a proxy.

By order of the Board of Directors

Richard P. Nespola
Chairman and CEO

Overland Park, Kansas
April 24, 2008

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS PROVIDED ON THE PROXY.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS
ANNUAL REPORT
HOUSEHOLDING
OTHER MATTERS

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

PROXY STATEMENT
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
JUNE 12, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. (“we,” “us,” the “Company” or “TMNG”), for use at the Annual Meeting of Stockholders to be held June 12, 2008 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Doubletree Hotel Overland Park, 10100 College Boulevard, Overland Park, Kansas 66210.

These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended December 29, 2007, including financial statements (the “Annual Report”), are expected to be first mailed on or prior to April 25, 2008, to all stockholders entitled to vote at the Annual Meeting.

NOTE REGARDING STREAMLINED DISCLOSURE

Effective February 4, 2008, the Securities and Exchange Commission (“SEC”) adopted amendments to SEC rules expanding the number of companies that qualify for the SEC’s scaled disclosure requirements for smaller reporting companies. The amendments were intended to benefit investors by allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the amended rules, the Company is providing streamlined disclosure in this proxy statement in accordance with the amended rules. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

RECORD DATE AND SHARE OWNERSHIP

Stockholders of record at the close of business on April 23, 2008 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 35,997,918 shares of our Common Stock were outstanding.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before the Annual Meeting by (a) delivering to the Secretary of the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or (b) voting via the Internet or by telephone subsequent to the date shown on a previously executed and delivered proxy or the date of a prior Internet or telephone vote. You may also revoke your proxy by attending the Annual Meeting and voting in person. If you only attend the Annual Meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. If your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a proxy form from the institution that holds your shares.

We will pay the cost of soliciting proxies. We expect to reimburse banks, brokerage firms and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners of their shares. Certain of our directors, officers and employees may also solicit proxies, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting, who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of stock of the Company issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares voted “FOR,” “AGAINST,” or “WITHHELD FROM,” a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting. Abstentions and broker non-votes are also treated as being present for purposes of determining the presence of a quorum.

You may abstain from voting on any proposal other than the election of directors. Abstentions are counted in determining the total number of votes cast with respect to a proposal that requires a majority of votes cast and, therefore, will have the same effect as a vote against such a proposal. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect.

A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner (customer directed abstentions are not broker non-votes). Broker non-votes are not counted in determining the number of votes cast with respect to a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the voting on such a proposal.

BOARD RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

•	for the election of the persons nominated as Class III directors

•	for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2009

If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Proposal No. 1 is the proposed election of the Company’s two nominees as Class III Directors, to serve for a term of three years expiring at the 2011 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors consists of six directors, divided into three classes serving staggered terms of three years each. On July 2, 2007, the Company announced that Behrman Capital had completed a privately negotiated transaction under which a group of investment firms had acquired Behrman Capital’s 34.9% interest in the Company. With the completion of the transaction, Grant G. Behrman and William M. Matthes, affiliates of Behrman Capital, resigned from the Company’s Board of Directors. As previously reported, on February 11, 2008, the Company amended its Bylaws to, among other things, reduce the size of its Board of Directors from eight to six members, the number of directors currently holding office. Upon the resignations of Messrs. Behrman and Matthes, the Company’s classified board structure became unbalanced with Mr. Nespola remaining as the only Class III director, Messrs. Currey and Woo constituting the Class I directors, and Messrs. Lipman, Siskowski and Wilkens constituting the Class II directors. In order to rebalance the Company’s classified board structure, the Nominating and Corporate Governance Committee and the Board of Directors have nominated Mr. Lipman to join Mr. Nespola as a Class III director. Messrs. Nespola and Lipman will stand for election at the Annual Meeting to serve additional three-year terms commencing on the Annual Meeting date. Mr. Lipman will continue as a Class II director until such time as he is elected as a Class III director.

Under the Company’s Bylaws, the deadline for receipt of notice from stockholders of nominees for election as directors at the Annual Meeting was January 14, 2008. No stockholder nominations were received by that date. Accordingly, only the Company’s nominees will be eligible for election at the Annual Meeting.

Under the proposed realignment of the Board, there will be two directors in Class I, two directors in Class II and two directors in Class III. The terms of office of the Class I and Class II directors extend until our 2009 and 2010 Annual Meetings of Stockholders, respectively, and until their successors have been duly elected and qualified. The proposed Class III directors will stand for election at the 2008 Annual Meeting and, if elected, will hold office until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Messrs. Nespola and Lipman have consented to serve on the Board of Directors for the applicable term. If Mr. Nespola or Mr. Lipman becomes unavailable to serve as a director at the time of the Annual Meeting, which is not expected, the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

Here is information regarding the nominees for Class III director and the directors whose term of office will continue after the Annual Meeting.

Name	Age	Principal Occupation

Nominees for Class III Director
Richard P. Nespola	63	Chairman and Chief Executive Officer of the Company
Andrew D. Lipman(1)(3)	56	Partner, Bingham McCutchen LLP
Continuing Class II Directors
Roy A. Wilkens(1)(2)	65	Director
Frank M. Siskowski(2)	60	Director
Continuing Class I Directors
Micky K. Woo	54	President and Chief Operating Officer of the Company
Robert J. Currey(2)(3)	62	Chief Executive Officer, Consolidated Communications, Inc.

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating and Corporate Governance Committee

There are no family relationships among any of our directors or executive officers.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

Richard P. Nespola founded TMNG in 1990 and has served as a director since 1990. He served as our President from 1990 until 2007 and has served as our Chief Executive Officer (“CEO”) since 1990. He was appointed Chairman of the Board on December 2, 2002, and continues to hold this position. In 2007, the title of Company President was transferred to Micky K. Woo, and Mr. Nespola retained the titles of Chairman and Chief Executive Officer. During his extensive career in the telecommunications industry prior to founding TMNG in 1990, Mr. Nespola served as Senior Vice President and Chief Operating Officer of Telesphere Communications Inc. and as Vice President of Financial Operations and Senior Vice President of Strategic Markets and Product Pricing at Sprint Corporation. He also served as the Senior Director of Revenue and Treasury Operations at MCI Communications Corporation from 1983 to 1986. Mr. Nespola is a director of One Communications and is a member of the Board of Trustees of Long Island University. Mr. Nespola is a frequent chair of industry forums and noted conference speaker. Mr. Nespola received a B.A. and M.B.A. from Long Island University.

Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the Senior Partner in the Telecommunications, Media and Technology Group of the law firm of Bingham McCutchen LLP. For nearly a decade, while maintaining his law firm partnership, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications, a provider of communication services. Mr. Lipman currently sits on the Boards of NuSkin Enterprises, a cosmetics and nutritional supplements marketer; and SUTRON Corporation, a manufacturer of weather and climate measurement systems. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School.

DIRECTORS WHOSE TERM WILL CONTINUE BEYOND THE ANNUAL MEETING

Roy A. Wilkens has served as a director of the Company since 1999. In 1985, Mr. Wilkens founded WilTel, Inc., one of the first national fiber optic companies and a subsidiary of The Williams Companies, an oil and gas pipeline company. Mr. Wilkens was the Chief Executive Officer of WilTel Inc. from 1985 to 1995. In 1995, WilTel was acquired by LDDS Communications, a predecessor to MCI WorldCom. Mr. Wilkens remained as Chief Executive Officer of WilTel and served as Vice Chairman of Worldcom until 1997. During 2000 and 2001, Mr. Wilkens was appointed as Co-CEO of McLeod USA. Prior to 1985, Mr. Wilkens served as the President of Williams Pipeline Company, a subsidiary of The Williams Companies. Mr. Wilkens has served on numerous public and private corporate boards in addition to chairing several association boards and serving on an advisory council for two U.S. Presidents.

Frank M. Siskowski has served as a director of the Company since April 2003. Mr. Siskowski has a career of over 30 years in finance, including senior management positions with Visa International, MCI Communications Corporation, PepsiCo, Inc., and Indus International. From 1998 to 2000, Mr. Siskowski was Chief Financial Officer of E-LOAN, Inc., where he helped lead that company’s initial public offering. From 2001 to 2004, Mr. Siskowski served as Chief Financial Officer of ZANTAZ, Inc., a leading provider of Compliance Technology Solutionstm that enable clients to comply with industry regulations, respond to urgent litigation and regulatory audits, and mitigate legal and regulatory risks. From 2005 to 2007, Mr. Siskowski served as Chief Financial Officer of Reply! Inc., an online marketing company.

Micky K. Woo has served as a director of TMNG and has been a senior executive with TMNG since 1991. In 2007, Mr. Woo was promoted to President and Chief Operating Officer of the Company. Prior to joining TMNG, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications Inc.. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint Corporation and from 1983 to 1987 he served in management at MCI Communications Corporation, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his B.A. in Computer Science and an M.A. in Accounting from the University of Iowa.

Robert J. Currey has served as a director since 2003. Mr. Currey has been President and CEO of Consolidated Communications Inc (CCI), a provider of communications services, since 2002. From 2000 to 2002, Mr. Currey served as Vice Chairman of RCN Corporation, a CLEC providing telephony, cable and Internet services in high-density markets nationwide. From 1998 to 2000, Mr. Currey served as President and Chief Executive Officer of 21st Century Telecom Group. From 1997 to 1998, Mr. Currey served as Director and Group President of Telecommunications Services of McLeodUSA, which acquired the predecessor of CCI in 1997. Mr. Currey joined the predecessor of CCI in 1990 and served as President through its acquisition in 1997.

The Board of Directors has determined that Messrs. Currey, Lipman, Wilkens and Siskowski are independent, as defined in the Nasdaq listing standards.

VOTE REQUIRED AND RECOMMENDATION

The two Company nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote thereon shall be elected as the Class III directors.

The Board of Directors recommends that stockholders vote “FOR” the election of Richard P. Nespola and Andrew D. Lipman as Class III directors of the Company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee plans to engage the independent registered public accounting firm of Deloitte & Touche LLP to audit the consolidated financial statements of the Company for the fiscal year ending January 3, 2009. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Deloitte & Touche LLP has audited the Company’s financial statements since 1995.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) during fiscal years 2007 and 2006:

	2007	2006

Audit Fees(a)	$861,810	$309,923
Audit-Related Fees(b)	200,650	42,967
Tax Fees(c)	19,859	15,172

Total	$1,082,319	$368,062

(a)	Fees for audit services in fiscal years 2007 and 2006 consisted of the audit of the Company’s annual financial statements included in our annual reports on Form 10-K, reviews of the Company’s quarterly financial statements included in our quarterly reports on Form 10-Q, reviews relating to the Company’s investigation of stock option and restricted stock grants, and consents and other services related to SEC matters. Audit Fees for fiscal year 2007 includes $440,610 related to the Company’s investigation of stock option and restricted stock grants.

(b)	Fees for audit-related services billed in fiscal years 2007 and 2006 consisted of audits of acquired businesses, SEC comment letter consultations, accounting consultations, and the review of the implementation of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

(c)	Fees for tax services billed in 2007 and 2006 consisted of tax compliance and tax planning and advice.

•	Fees for tax compliance services totaled $12,920 and $7,600 in fiscal years 2007 and 2006, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of assistance with tax return filings in certain foreign jurisdictions.

•	Fees for tax planning and advice services totaled $6,939 and $7,572 in fiscal years 2007 and 2006, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result.

In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the Deloitte Entities and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as well as the rules of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

PRE-APPROVAL POLICY

The charter of the Audit Committee requires pre-approval of non-audit services provided by the Deloitte Entities. In 2005, the Audit Committee adopted a procedure for approval of audit services and non-audit services by the Deloitte Entities whereby management has the authority to approve projects anticipated to cost less than

$10,000, projects between $10,000 and $25,000 are subject to pre-approval by the Chairman of the Audit Committee, and all projects in excess of $25,000 require pre-approval by the full committee. Services which can be pre-approved under this process are limited to consultation and research specifically relating to: (a) financial accounting and reporting matters; (b) income tax reporting/compliance matters; (c) matters relating to the audit of the Company’s 401(k) plan; and (d) required audit services necessary to complete a timely SEC filing (such as the issuance of a consent for registration statements). Pre-approved services must not be prohibited services under the rules of the SEC. All pre-approved services must be reported to the full Audit Committee at the next regularly scheduled meeting. All services performed by the Deloitte Entities during 2007 were pre-approved in accordance with these policies.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of the votes cast on the proposal will be required to approve the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2009.

The Audit Committee recommends that stockholders vote “FOR” ratification of such appointment.

CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEETINGS

The Board of Directors held a total of nine meetings during the fiscal year ended December 29, 2007. No director attended less than 75% of those meetings and no director attended less than 75% of the aggregate of (1) all Board of Directors meetings and (2) the number of meetings of all committee(s) of the Board of Directors held during fiscal year 2007 for which each respective director served as a member. At each of the 2007 Board of Directors meetings, the independent directors had the opportunity to hold an executive session.

COMMITTEES OF THE BOARD

The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which constitute the standing committees of the Board of Directors. In 2006, the Board of Directors created a special committee comprised of Messrs. Currey and Siskowski to conduct an investigation of the Company’s past stock option granting practices and related accounting. Upon the completion of this special committee’s responsibilities, it was disbanded by the Board of Directors in 2007.

Audit Committee.  The Audit Committee consists of Mr. Siskowski, Chairman, and Messrs. Wilkens and Currey. The Audit Committee oversees our accounting, auditing and financial reporting policies and practices, among other responsibilities. The Audit Committee has sole authority to engage the independent registered public accounting firm to perform audit services and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent registered public accounting firm. The Board of Directors has affirmatively determined that the members of the Audit Committee are “independent,” as defined in the Nasdaq listing standards. The Board of Directors has determined that Mr. Siskowski qualifies as an “audit committee financial expert” as defined by applicable rules of the SEC by virtue of his experience and background as described above. The Audit Committee held a total of seven meetings during fiscal year 2007. The Audit Committee’s charter was amended and restated by the Board of Directors on September 26, 2007, and this version reflected recommendations resulting from the Audit Committee’s periodic charter review that occurred earlier in the year. A copy of the charter is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

Compensation Committee.  Until Mr. Behrman’s resignation from the Board of Directors in July 2007, the Compensation Committee consisted of Mr. Lipman, Chairman, and Messrs. Behrman and Wilkens. Since Mr. Behrman’s resignation from the Board of Directors, the Compensation Committee has consisted of Mr. Lipman, Chairman, and Mr. Wilkens. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans, the compensation of our executive officers, and approves equity grants, among other responsibilities. The Board of Directors has affirmatively determined that the members of the Compensation Committee are “independent” as defined in the Nasdaq listing standards. The Compensation Committee held seven meetings during fiscal year 2007. The Board of Directors has adopted a formal written charter for the Compensation Committee, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

Nominating and Corporate Governance Committee.  Until Mr. Behrman’s resignation from the Board of Directors, the Nominating and Corporate Governance Committee consisted of Mr. Behrman, Chairman, and Messrs. Lipman and Currey. Upon Mr. Behrman’s resignation from the Board of Directors, Messrs. Lipman and Currey remained as the committee’s two members and Mr. Currey assumed the duties of Chairman. The Board of Directors has affirmatively determined that the members of the Nominating and Corporate Governance Committee are “independent” as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee’s primary functions are to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; and to oversee the evaluation of the Board. The Board of Directors has adopted a formal written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

In accordance with the provisions of its charter, the Nominating and Corporate Governance Committee will consider nominations for director made in good faith by stockholders and will not apply different selection criteria to stockholder nominees than the selection criteria for persons nominated by the Committee. Among the criteria considered important in the selection of new directors, are experience, knowledge, skills, expertise, integrity, analytic ability, independence of mind, understanding of our business and business environment, willingness and ability to devote adequate time and effort to Board responsibilities, and diversity with respect to other Board members. For a description of the procedures for stockholders to make nominations for director, see “Submission of Stockholder Proposals and Nominations”. The Nominating and Corporate Governance Committee held one meeting in 2007. The Nominating and Corporate Governance Committee’s nominations for this proxy statement were discussed and approved by the full Board of Directors.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES

The Compensation Committee’s charter governs its processes and procedures in the determination of executive compensation.

The Compensation Committee has overall responsibility for evaluating and recommending compensation for executive officers and recommending approval of employee benefit plans, policies and programs, and for administering the Company stock incentive plans. The Compensation Committee does not share this authority with, or delegate this authority to, any other person. The Compensation Committee assists the Board in fulfilling its responsibility to maximize long-term stockholder value by ensuring that officers, directors and employees are compensated in accordance with our compensation philosophy, objectives and policies; competitive practice; and the requirements of applicable laws, rules and regulations.

In fulfilling its responsibilities, the Compensation Committee has direct access to our officers and employees and consults with our CEO, our Chief Financial Officer, our human resources personnel and other members of senior management as the Chairperson of the Committee deems necessary.

The Compensation Committee reviews executive officer compensation on an annual basis. For each review, the Compensation Committee may consider, and decide the weight it will give to, a number of factors, including the following:

•	competition in the market for executive employees;

•	executive compensation provided by comparable companies;

•	executive officer performance;

•	our financial performance and compensation expenses;

•	the accounting impact of executive compensation decisions;

•	company and individual tax issues;

•	executive officer retention;

•	executive officer health and welfare; and

•	executive officer responsibilities.

In determining the long-term incentive component of our executive compensation, the Compensation Committee may consider a number of factors, including the following:

•	company performance and relative stockholder return;

•	value of similar incentive awards to executives at comparable companies; and

•	awards given our executives in past years.

The Compensation Committee may retain at the Company’s expense a compensation consultant to advise the Committee on executive and director compensation practices and trends. The Committee did not engage a compensation consultant during 2007.

The Compensation Committee may request that management recommend compensation package components, discuss hiring and retention concerns and personnel requirements, and provide information with respect to such matters as executive, Company and business unit performance; market analysis; benefit plan terms and conditions; financial, accounting and tax considerations; legal requirements; and value of outstanding awards. The Compensation Committee may rely on our CEO and other executives for these purposes.

The Compensation Committee develops the criteria for evaluating our CEO’s performance and privately reviews his performance against these criteria on at least an annual basis. Our CEO periodically discusses the performance of other executive officers with the Compensation Committee. The Committee may review human resources and business unit records. The Committee may also discuss with the Audit Committee the executive officers’ compliance with our Code of Conduct, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board of Directors via e-mail at board@tmng.com. These communications will be monitored by the Chairman of the Board and automatically passed directly to all independent directors. The Company also has a hotline (1-800-771-3980) for investor and employee complaints or notifications.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

The Company has a policy of encouraging its directors to attend the Annual Meeting. All current directors attended our 2007 annual meeting of stockholders. Although still members of the Board at the time, Messrs. Behrman and Matthes did not attend the 2007 annual meeting, which occurred during the negotiation and finalization of the transaction in which their entities’ eventually sold their holdings in the Company.

NON-EMPLOYEE DIRECTOR COMPENSATION

This section describes the compensation paid to our non-employee directors. Mr. Nespola, our Chairman, and Chief Executive Officer, and Mr. Woo, our President and Chief Operating Officer, serve on our Board of Directors but are not paid any compensation for their service on the Board of Directors. Messrs. Behrman and Matthes, who were affiliated with an entity that owned 35% of the Company’s common stock, served on our Board of Directors without compensation due to Company policy until their resignations in July 2007.

Director Meeting Fees

The non-employee directors other than Messrs. Behrman and Matthes were paid meeting fees in accordance with the following fee schedule during the fiscal year ended December 29, 2007, and the first fiscal quarter of 2008:

Fees Per Meeting Attended

Type	Amount

Board (in person)	$1,000
Board (by telephone)	$1,000
Committee (in person or by telephone)	$500
Audit Committee Chairman (in person or by telephone)	$3,000

We also reimburse directors for their expenses in attending Board and committee meetings. It is also the policy of the Board of Directors that compensation is not paid for committee meetings that occur in conjunction with Board of Directors meetings.

Prior to the second fiscal quarter of 2008, directors did not receive an annual retainer. Non-employee directors have received equity grants from time to time in the past pursuant to our 1998 Equity Incentive Plan. In 2007, Mr. Currey received a restricted stock grant of 5,000 shares in connection with his service on the special committee and Mr. Lipman received 25,000 non-qualified stock options. Both of these grants vest in equal annual installments over two years.

Effective as of the second fiscal quarter of 2008, the Company adopted the following fee schedule for members of the Board of Directors:

Board of Directors Compensation

Type	Amount

Annual Director Retainer	$20,000
Annual Audit Committee Chair Retainer	$10,000
Annual Compensation Committee Chair Retainer	$5,000
Annual Nominating and Corporate Governance Committee Chair Retainer	$4,000
Per Meeting Fee for Board of Directors Meetings (in person or telephonic)	$500
Per Meeting Fee for Committee Meetings (in person or telephonic)	$500

2007 Compensation

The following table provides information regarding the compensation of our non-employee directors in fiscal year 2007.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2007

	Fees
	Earned or	Stock	Option
	Paid in Cash	Awards(3)(4)	Awards(3)(4)	Total
Name	($)	($)	($)	($)

Robert J. Currey(1)	$25,000	$4,818	$7,193	$37,011
Andrew D. Lipman(2)	$15,000	$—	$20,622	$35,622
Frank M. Siskowski(1)	$64,000	$—	$6,430	$70,430
Roy A. Wilkens	$18,000	$—	$5,840	$23,840
Grant G. Behrman(5)	$—	$—	$7,118	$7,118
William M. Matthes(5)	$—	$—	$7,118	$7,118

(1)	Amounts include compensation relating to service on the special committee. Mr. Siskowski received compensation for serving on the special committee in the amount of $32,000 and Mr. Currey received $10,000 and the 5,000 restricted shares noted above.

(2)	Does not include fees paid to Mr. Lipman’s law firm described in “Certain Relationships and Related Transactions.”

(3)	Amounts reported in the Stock Awards and Option Awards columns consist of the dollar amount of compensation cost recognized in the Company’s consolidated financial statements for the fiscal year ended December 29, 2007 as prescribed by Statement of Financial Accounting Standards (“SFAS”) No. 123R (revised 2004), “Share-Based Payment.” These amounts include compensation cost recognized in the Company’s 2007 consolidated financial statements with respect to unvested stock option and restricted stock awards granted in previous fiscal years and in fiscal year 2007. However, these amounts do not include an estimate of forfeitures related to service-based vesting conditions, and assume that the non-employee director will perform the requisite service to vest in the award. For additional information relating to the Company’s adoption of SFAS No. 123R on January 1, 2006, including assumptions made in the valuation of stock options and restricted stock awarded to the named directors, refer to Note 4 in the Notes to Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 29, 2007 filed with the Securities and Exchange Commission on March 28, 2008.

As previously reported, in April 2007, Mr. Lipman forfeited 34,212 non-qualified stock options. These were forfeitures of option grants that the special committee identified as having inaccurate measurement dates.

(4)	As of December 29, 2007, each non-employee director held the number of stock options and unvested shares of restricted stock identified below:

	Exercisable	Unvested	Unvested
	Stock	Stock	Restricted
Name	Options	Options	Shares

Robert J. Currey	87,500	—	5,000
Andrew D. Lipman	87,500	25,000	—
Frank M. Siskowski	87,500	—	—
Roy A. Wilkens	50,000	—	—

(5)	Amounts represent compensation costs recognized in the Company’s consolidated financial statements through the July 2, 2007 resignations of Messrs. Behrman and Matthes from the Company’s Board of Directors

EXECUTIVE OFFICERS

The following is information regarding our executive officers other than Messrs. Nespola and Woo, whose biographies appear in the sections titled “Election of Directors — Directors to be Elected at the Annual Meeting” and “Election of Directors — Directors Whose Term Will Continue Beyond the Annual Meeting,” respectively.

Donald E. Klumb, 45, has served as Vice President and Chief Financial Officer of the Company since 1999. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm’s Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. Mr. Klumb received his B.S. in Accounting from the University of Wisconsin-Milwaukee and was a certified public accountant.

Janos Sivo, 61, was a co-founder of the Company’s Cartesian Limited subsidiary and served as its Chairman from 1996 through 2006 and has served as its Managing Director since March 2006. From 2002 to 2006, Mr. Sivo served as Vice President of Information Systems International and a member of the management team of Unity Media, a large telecommunications provider based in Cologne, Germany. Mr. Sivo graduated in 1970 as chartered engineer from the Technical University in Dresden, Germany and obtained his Ph.D. from the Budapest Technical University in 1973. In 1987, Mr. Sivo earned his MBA from Mc.Gill University in Montreal.

Robert House, 50, has served as a Vice President with the Company’s CSMG subsidiary since 2006 and leads its London office. From 2000 to 2006, Mr. House was a vice president of Adventis, a global consulting firm which consisted of consultants in London and Shanghai, leading its London office prior to the Company’s acquisition of certain key Adventis assets in 2006. Prior to joining Adventis, Mr. House served as a senior executive in the strategy consulting sector. Mr. House holds a degree in economics from the University of Bristol, United Kingdom and an MBA from INSEAD, France.

EXECUTIVE COMPENSATION

As noted above under “Note Regarding Streamlined Disclosure”, the SEC adopted amendments to its rules expanding the number of companies that qualify for the SEC’s scaled disclosure requirements for smaller reporting companies. The amendments were intended to benefit investors by allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the amended rules, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to the compensation of (i) the Company’s Chief Executive Officer and (ii) the Company’s three other most highly compensated executive officers during fiscal year 2007 (collectively, the “named executive officers”).

				Stock	Option
Name and Principal		Salary	Bonus(1)	Awards(2)	Awards(2)	All Other
Position	Year	($)	($)	($)	($)	Compensation(3)	Total

Richard P. Nespola,	2007	$623,159	$535,587	$33,830	$140,754	$65,774	$1,399.104
Chairman of the Board and CEO	2006	$567,500	$50,000	$63,109	$196,418	$166,890	$1,043,917
Micky K. Woo,	2007	$459,757	$354,911	$25,373	$84,452	$5,250	$929,743
President and COO	2006	$418,693	$25,000	$47,332	$117,851	$5,068	$613,944
Robert House	2007	$375,845	$—	$—	$118,252	$22,052	$516,149
Vice President	2006	$288,516	$128,984	$—	$—	$14,925	$432,425
Donald E. Klumb,	2007	$275,000	$130,676	$—	$56,302	$5,250	$467,228
Vice President and CFO	2006	$275,000	$25,000	$—	$93,232	$5,068	$398,300

(1)	2006 bonus amounts for Messrs. Nespola, Woo and Klumb were discretionary bonuses awarded by Board in recognition of achievement of articulated operational and market niche diversification objectives. Amounts paid to Mr. House in 2006 related to a signing bonus in connection with his employment agreement. 2007 bonus amounts include:

		2007 Bonus Paid in
	Discretionary Bonus	2008 Pursuant to
	Paid in 2007 but	2007 Executive
	Related to 2006	Compensation Plan	Total
	Performance	Discussed Below	2007 Bonus

Richard P. Nespola	$100,000	$435,587	$535,587
Micky K. Woo	$50,000	$304,911	$354,911
Donald E. Klumb	$—	$130,676	$130,676

(2)	Amounts reported in the Stock Awards and Option Awards columns consist of the dollar amount of compensation cost recognized in the Company’s consolidated financial statements for the fiscal year ended December 29, 2007 as prescribed by SFAS No. 123R (revised 2004), “Share-Based Payment.” These amounts include compensation cost recognized in the Company’s 2007 consolidated financial statements with respect to unvested stock option and restricted stock awards granted in previous fiscal years and in fiscal year 2007. However, these amounts do not include an estimate of forfeitures related to service-based vesting conditions, and assume that the executive officer will perform the requisite service to vest in the award. For additional information relating to the Company’s adoption of SFAS No. 123R on January 1, 2006, including assumptions made in the valuation of stock options and restricted stock awarded to the named directors, refer to Note 4 in the Notes to Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 29, 2007 filed with the Securities and Exchange Commission on March 28, 2008.

As previously reported, in April 2007, Mr. Nespola forfeited 216,800 non-qualified options, Mr. Woo forfeited 151,600 non-qualified options and Mr. Klumb forfeited 100,000 non-qualified options. These were forfeitures of option grants that the special committee identified as having inaccurate measurement dates.

(3)	All Other Compensation for the named executive officers consists of:

						Redeemed	Personal	Financial
		401(k)				Unused	Use of	Planning	Club
Name	Year	Contributions	Pension	STD	LTD	Vacation(a)	Automobile	Stipend(a)	Membership(b)	Total

Richard P. Nespola	2007	$3,375	$—	$494	$1,381	$0	$11,524	$10,000	$39,000	$65,774
	2006	$3,300	$—	$494	$1,274	$120,048	$11,524	$10,000	$20,250	$166,890
Micky K. Woo	2007	$3,375	$—	$494	$1,381	$—	$—	$—	$—	$5,250
	2006	$3,300	$—	$494	$1,274	$—	$—	$—	$—	$5,068
Robert House	2007	$—	$22,052	$—	$—	$—	$—	$—	$—	$22,052
	2006	$—	$14,925	$—	$—	$—	$—	$—	$—	$14,925
Donald E. Klumb	2007	$3,375	$—	$494	$1,381	$—	$—	$—	$—	$5,250
	2006	$3,300	$—	$494	$1,274	$—	$—	$—	$—	$5,068

(a)	Provided pursuant to terms of CEO Employment Agreement (defined below).

(b)	Club membership provided pursuant to terms of CEO Employment Agreement, including $22,500 and $11,250 attributable to initiation fee in fiscal years 2007 and 2006, respectively.

Narrative to Summary Compensation Table

The Company is a party to an employment agreement with Richard P. Nespola, our CEO (the “CEO Employment Agreement”). A copy of the CEO Employment Agreement was filed as Exhibit 10.19 to our Annual Report on Form 10-K for the fiscal year ended January 3, 2004, filed with the SEC on March 31, 2004, and is available on the SEC’s website (www.sec.gov). The CEO Employment Agreement, dated January 5, 2004, consists of the following components:

•	Base salary of not less than $567,000 per year to be determined by the Board of Directors;

•	Bonus to be awarded based upon criteria determined and judged by the Compensation Committee, with the annual target bonus to be not less than fifty percent (50%) of base salary;

•	Six weeks of vacation per year that may redeemed in cash if unused;

•	Personal automobile use;

•	Such pension, profit sharing and fringe benefits as the Board of Directors of the Company may, from time to time, determine to provide for the key executives of the Company;

•	Health club membership and dues;

•	Executive health benefits for certain examinations not covered by insurance (not used to date);

•	Estate and financial planning services stipend of $10,000 per year;

•	Reimbursement of home office expenses;

•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination, consisting of: (1) lump sum payment of 150% of annual salary and average bonus; (2) continuation of medical and dental insurance for 18 months; (3) purchase of Company-provided vehicle and assignment of such vehicle to CEO; and (4) pro rata portion of annual bonus that is the greater of $283,500 or target bonus for that year.

•	Change of control severance benefits upon a termination by the Company following a change of control other than due to death, disability or cause, or upon a constructive termination following a change of control, consisting of: (1) severance benefits described above; and (2) $500,000 payment to charity of the CEO’s choice.

The Company is a party to an employment agreement with Donald E. Klumb, our CFO (the “CFO Employment Agreement”). A copy of the CFO Employment Agreement was filed as Exhibit 10.1 on Form 8-K filed with the SEC on April 11, 2008, and is available on the SEC’s website (www.sec.gov). The CFO Employment Agreement, dated April 8, 2008, consists of the following components:

•	Base salary of not less than $275,000 per year to be determined by the Board of Directors;

•	Eligibility to participate in the Company’s bonus pool for executive officers as approved by the Compensation Committee;

•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to the executive officers of the Company;

•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) nine months of base salary payable in one lump sum, and (3) payment of the premium for any COBRA benefits for a period of nine months from the date of termination; and

•	Accelerated vesting of unvested stock options upon the occurrence of certain events, including, a change in the CEO, a change in control of the Company, or termination of employment by the Company other than due to death, disability, or cause.

As previously reported, on September 26, 2007, the independent members of the Board of Directors upon the recommendation of the Compensation Committee of the Board approved an executive incentive compensation plan for fiscal year 2007 (the “2007 Plan”). The 2007 Plan established a cash bonus pool (the “2007 Pool”) for the Company’s executive management, including its principal executive officer, president and chief operating officer, principal financial officer, and other executives, as recommended by the principal executive officer, if the Company earned at least $5,000,000 of non-GAAP EBITDA in fiscal year 2007 (“2007 Non-GAAP EBITDA”). The calculation of 2007 Non-GAAP EBITDA would exclude non-cash charges and extraordinary one-time charges.

The amount available for payment from the 2007 Pool (“2007 Payout Amount”) began at $812,500 if the Company achieved 2007 Non-GAAP EBITDA of $5,000,000. If 2007 Non-GAAP EBITDA exceeded $5,000,000, the Payout Amount would increase in accordance with a graduated descending scale ranging from 12.5% to 7.5% of the amounts of 2007 Non-GAAP EBITDA in excess of $5,000,000, provided that the 2007 Payout Amount did not exceed $2,000,000.

In February 2008, the Compensation Committee and the Board approved distribution of the 2007 Payout Amount, which was paid in April 2008 in accordance with the 2007 Plan, as follows: Mr. Nespola — $435,587; Mr. Woo — $304,911; and Mr. Klumb — $130,676.

As previously reported, on February 19, 2008, the independent members of the Board of Directors upon the recommendation of the Compensation Committee of the Board approved an executive incentive compensation plan for fiscal year 2008 (the “2008 Plan”). The Plan establishes a cash bonus pool (the “2008 Pool”) for the Company’s principal executive officer, president and chief operating officer, and principal financial officer if the Company earns at least $7,000,000 of non-GAAP EBITDA in fiscal year 2008 (“2008 Non-GAAP EBITDA”). The calculation of 2008 Non-GAAP EBITDA would exclude non-cash charges (e.g., share-based compensation expense) and may exclude extraordinary one-time items to the extent determined to be appropriate by the Compensation Committee.

The amount available for payment from the 2008 Pool (“2008 Payout Amount”) begins at $800,000 if the Company achieves 2008 Non-GAAP EBITDA of $7,000,000. If 2008 Non-GAAP EBITDA exceeds $7,000,000, the Payout Amount increases in accordance with a graduated ascending scale ranging from 15% to 25% of the amounts of 2008 Non-GAAP EBITDA between $7,000,001 and $16,200,000, provided that the Payout Amount will in no event exceed $3,000,000.

The distribution of the 2008 Payout Amount, if any, among the Company’s eligible executive management will be determined by the Company’s Compensation Committee and/or independent directors at a later date.

Outstanding Equity Awards and Fiscal Year End

The following table provides information regarding outstanding stock options and unvested stock awards held by each named executive officer is reported herein as of December 29, 2007:

	Option Awards				Stock Awards
	Number of	Number of				Market
	Securities	Securities				Value of
	Underlying	Underlying			Number of	Shares of
	Unexercised	Unexercised	Option		Shares or	Units of
	Options	Options	Exercise	Option	Units of Stock	Stock That
	Exercisable	Unexercisable	Price	Expiration	That Have Not	Have Not
Name	(#)	(#)	($)	Date	Vested (#)	Vested ($)

Richard P. Nespola	88,800	0	22.56	January 13, 2010
	62,500	187,500	2.44	March 1, 2016	50,000	125,000
Micky K. Woo	50,000	0	1.62	December 31, 2008
	66,600	0	22.56	January 13, 2010
	37,500	112,500	2.44	March 1, 2016	37,500	93,750
Donald E. Klumb	225,000	0	2.00	July 26, 2009
	25,000	75,000	2.44	March 1, 2016

REPORT OF THE AUDIT COMMITTEE

In the performance of its oversight function, the Audit Committee has considered and discussed with management and our independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 29, 2007.

In addition, the Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with our independent registered public accounting firm its independence.

Based upon the reports and discussions described in this report, and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the fiscal year ended December 29, 2007, be included in the Company’s Annual Report on Form 10-K for such fiscal year.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit Committee does not determine whether the Company’s financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles or fairly present the Company’s financial condition, results of operations and cash flows. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent registered public accounting firm and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee’s oversight does not assure that management has maintained appropriate internal controls and procedures or appropriate disclosure controls and procedures, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

The Audit Committee

Frank M. Siskowski, Chairman
Roy A. Wilkens
Robert J. Currey

This Audit Committee Report is not deemed “soliciting material”
and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms submitted to it during the fiscal year ended December 29, 2007, the Company has determined that all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during fiscal year 2007, except that in connection with the appointment of Janos Sivo and Robert House as executive officers of the Company on March 28, 2007, Mr. Sivo filed his Form 3 late, on December 12, 2007, and Mr. House filed his Form 3 late, on June 19, 2007. The Company assists its directors and officers in the preparation and filing of reports required under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors and executive officers. A copy of the form of Indemnification Agreement was filed as Exhibit 10.2 to our Registration Statement on Form S-1 filed with the SEC on September 20, 1999 and is available on the SEC’s website (www.sec.gov).

OUTSTANDING LOAN TO EXECUTIVE OFFICER

There is an outstanding line of credit between TMNG and Richard P. Nespola, our Chairman and Chief Executive Officer, which originated in fiscal year 2001. Aggregate borrowings outstanding against the line of credit totaled $300,000 at December 29, 2007 and are due in 2011. In accordance with the loan provisions, the interest rate charged on the loan is equal to the Applicable Federal Rate (AFR), as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance is made, until fully paid. No further loan agreements or draws against the line may be made by the Company to, or arranged by the Company for its executive officers. Interest payments on this loan are current as of December 29, 2007.

ENGAGEMENT OF LAW FIRM AFFILIATED WITH DIRECTOR

During fiscal year 2007, we incurred legal fees of $128,000 for services provided by Bingham McCutchen, LLP (“Bingham”), a law firm in which Mr. Lipman owns an equity interest. The fees paid to Bingham were in connection with our acquisitions of Cartesian Limited and the evaluation of further business opportunities in China. During fiscal year 2006, we incurred legal fees of $348,000 for services provided by Bingham. The fees paid to Bingham were in connection with our acquisitions of Adventis Ltd. and Cartesian Ltd. Our Board of Directors has affirmatively determined that such payments do not constitute a material relationship between the director and the Company and concluded that Mr. Lipman remained an independent director.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 23, 2008, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address for each beneficial owner set forth below is c/o The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.

	Shares Beneficially Owned
Beneficial Owner	Total Number	Percent

5% Stockholders (excluding executive officers or directors):
Potomac Capital Management, LLC, Potomac Capital Management, Inc., and Paul J. Solit,(1)	6,016,699	16.7%
825 Third Avenue, 33rd Floor New York, NY 10022
Riley Investment Partners Master Fund, LP, Riley Investment Management, LLC, and Bryant R. Riley(2)	4,372,661	12.1%
11100 Santa Monica Boulevard, Suite 810 Los Angeles, CA 90025
Eliot Rose Asset Management, LLC and Gary S. Siperstein(3)	1,912,275	5.3%
10 Weybosset Street, Suite 401 Providence, RI 02903
Executive Officers & Directors:
Richard P. Nespola(4)	2,395,014	6.7%
Micky K. Woo(5)	2,218,821	6.2%
Donald E. Klumb(6)	461,544	1.3%
Roy A. Wilkens(7)	133,500	*
Robert House(8)	100,000	*
Andrew D. Lipman(9)	87,500	*
Bingham McCutchen LLP 3000 K Street, N.W. Suite 300 Washington, DC 20007
Frank M. Siskowski(10)	97,500	*
59 Chestnut Place Danville, CA 94506
Robert J. Currey(11)	92,500	*
Consolidated Communications 121 S. 17th Street Mattoon, IL 61938
All directors and executive officers as a group (9 persons)	5,711,379	15.9%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Based on information provided by Potomac Capital Management, LLC, Potomac Capital Management, Inc., and Paul J. Solit, in Schedule 13D filed in March 2008. Potomac Capital Management, LLC and Paul J. Solit jointly own 2,504,830 shares, Potomac Capital Management, Inc. and Paul J. Solit jointly own 3,506,869 shares, and Paul J. Solit individually owns 5,000 shares.

(2)	Based on information provided by Riley Investment Partners Master Fund, LP, Riley Investment Management, LLC, and Bryant R. Riley in Schedule 13D filed in March 2008. Riley Investment Management, LLC, has sole investment and voting power over 3,417,215 shares held by Riley Investment Partners Master Fund, LP, and 660,855 shares held in managed accounts by its investment advisory clients. Riley Investment Management LLC has shared voting and dispositive power over 294,591 which are held by an investment advisory account indirectly affiliated with Bryant R Riley. Bryan R. Riley is the sole manager of Riley Investment Management LLC.

(3)	Based on information provided by Eliot Rose Asset Management, LLC and Gary S. Siperstein in Schedule 13G filed on December 31, 2007. Eliot Rose Asset Management, LLC is deemed to be the beneficial owner of shares held by investment advisory clients. Gary S. Siperstein is deemed to be the beneficial owner of shares held by Eliot Rose Asset Management, LLC due to his ownership of that company.

(4)	Includes 151,300 exercisable stock options and 25,000 shares of restricted stock. The restricted stock vests in on January 17, 2009. Mr. Nespola disclaims beneficial ownership of 1,000,000 shares of common stock held by the Quimby Lane 2002 Trust, which is an irrevocable grantor trust of which Mr. Nespola’s spouse and adult son are the sole beneficiaries.

(5)	Includes 1,000,000 shares held by Woo 2005 Family Trust, 919,521 shares held by Micky K. Woo Trust, 70,200 shares held by Growth Unlimited, Inc., 154,100 exercisable stock options and 18,750 shares of restricted stock. The restricted stock vests on January 17, 2009.

(6)	Includes 275,000 exercisable stock options.

(7)	Includes 50,000 exercisable stock options.

(8)	Includes 100,000 stock options which will become exercisable on June 13, 2008.

(9)	Includes 87,500 exercisable stock options.

(10)	Includes 87,500 exercisable stock options.

(11)	Includes 87,500 exercisable stock options and 5,000 shares of restricted stock. The restricted stock vests in equal installments on June 13, 2008 and 2009.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

In addition to the requirements under SEC Rule 14a-8 regarding the inclusion of stockholder proposals in the Company’s proxy statement and form of proxy relating to an annual meeting of stockholders, our Bylaws establish procedures which stockholders must follow in order to nominate directors or make other proposals for consideration at an annual meeting of stockholders. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary of the Company. A copy of our Bylaws was filed as Exhibit 3.2 to our Form 8-K filed with the SEC on February 13, 2008 and is available on the SEC’s website (www.sec.gov).

Stockholder Nominees for 2009 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company’s Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not more than 150 calendar days and not less than 120 calendar days in advance of the first anniversary date of mailing of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the annual meeting has been advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the prior year’s meeting date, notice must be delivered and received no earlier than 150 calendar days before such annual meeting and not less than the later of (i) 120 calendar days before such annual meeting or (ii) ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include the information specified in our Bylaws and a written consent of each nominee to serve as a director of the Company if elected. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether a nomination was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that the defective nomination shall be disregarded.

Stockholder Proposals at 2009 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to make a proposal to the stockholders, you must give written notice to the Company’s Secretary in accordance with the same procedure specified for nominations of directors, and the notice must provide the information specified in our Bylaws. Any proposal received after the date specified above will be deemed untimely and will not be considered. Under our Bylaws, the proposal will not be considered if the proposal is not in accordance with applicable law and the rules of the SEC. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether any business proposed to be brought before the meeting was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that such proposal shall be disregarded.

Deadline for Including a Stockholder Proposal in the Proxy Statement for the 2009 Annual Meeting of Stockholders.

Proposals that are intended to be presented by stockholders at our 2009 annual meeting of stockholders must be received by us no later than December 27, 2008 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with SEC regulations governing the solicitation of proxies.

ANNUAL REPORT

TMNG’s Annual Report to Stockholders, containing financial statements for the fiscal year ended December 29, 2007, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company’s annual report on Form 10-K, including the financial statements filed with the Securities and Exchange Commission for the fiscal year ended December 29, 2007.

HOUSEHOLDING

A single copy of our 2007 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2008 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

The Board of Directors

Overland Park, Kansas
April 24, 2008

THE MANAGEMENT NETWORK GROUP, INC. 7300 COLLEGE BOULEVARD, SUITE 302 OVERLAND PARK, KANSAS 66210 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by THE MANAGEMENT NETWORK GROUP, INC. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to THE MANAGEMENT NETWORK GROUP, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MANET1 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE MANAGEMENT NETWORK GROUP, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
For All Withhold All For All Except
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.Vote on Directors 1. Election of Directors Nominees: 01) Richard P. Nespola 02) Andrew D. Lipman
0 0 0Vote on Proposal Ratifying the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending January 3, 2009. Please sign exactly as your name(s) appear(s) on proxy. If held in joint tenancy, both persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
For Against Abstain 0 0 0 For address changes and/or comments, please check this box and write them on 0 the back where indicated.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)
Date

THE MANAGEMENT NETWORK GROUP, INC. 7300 COLLEGE BOULEVARD, SUITE 302, OVERLAND PARK, KANSAS 66210 ANNUAL MEETING OF STOCKHOLDERS THURSDAY, JUNE 12, 2008 AT 9:00 A.M. CDT THE DOUBLETREE HOTEL, OVERLAND PARK 10100 COLLEGE BOULEVARD, OVERLAND PARK, KANSAS 66210 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 12, 2008. The shares of stock you hold in this account will be voted as you specify on the reverse side. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2. By signing this proxy, you revoke all prior proxies and appoint Robert J. Currey and Thurston K. Cromwell, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)